UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Effective December 2005, Jackson Rivers Company acquired Diverse Networks, Inc. by issuing either (i) $0.21 in the form of a one-year promissory note, or (ii) one share of Jackson Rivers Series B Preferred Stock for each share of common stock of Diverse Networks. For accounting purposes the acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of November 30, 2005.

The following unaudited proforma consolidated statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004, assumes the acquisition of Diverse Networks, Inc. had occurred on January 1, 2005 and January 1, 2004, respectively, and include the historical audited consolidated statements of operations for the Registrant for the year ended December 31, 2004 and the historical unaudited consolidated financial statements of operations for the Registrant for the nine months ended September 30, 2005, adjusted for the pro forma effects of the acquisition.

The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either period-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's financial statements and related notes thereto contained herein and in Jackson Rivers Inc's 10-QSB filed with the SEC on November 21, 2005.

The following unaudited pro forma consolidated balance sheet and statements of operations should be read in connection with the "Notes To Pro Forma Condensed Consolidated Financial Statements" presented below and the historical financial statements included elsewhere or incorporated by reference.

                           The Jackson Rivers Company
                 Unaudited Pro Forma Consolidated Balance Sheet
                               September 30, 2005

     Assets
                                                             Jackson Rivers   Diverse        Pro Forma
                                                               Company      Networks, Inc.  Adjustments       Pro Forma
                                                              -----------    -----------    -----------      -----------
 Current assets
   Cash and cash eqivalents                                   $     2,517    $   131,923    $        --      $   134,440
   Accounts receivable, net                                         2,916        290,952             --          293,868
   Inventory                                                       33,060             --             --           33,060
   Federal income taxes receivable                                     --            333             --              333
   Prepaid expenses                                                 9,542         20,160             --           29,702
                                                              -----------    -----------    -----------      -----------
                 Total current assets                              48,035        443,368             --          491,403

   Property and equipment, net                                      8,114        251,437             --          259,551
   Software, net                                                       --         42,104        503,032 (1)      545,136
   Customer relations                                                  --             --        225,000 (1)      225,000
   Goodwill                                                            --             --        666,185 (2)      666,185
   Deposits                                                            --         14,375             --           14,375
                                                              -----------    -----------    -----------      -----------

          Total assets                                        $    56,149    $   751,284    $ 1,394,217      $ 2,201,650
                                                              ===========    ===========    ===========      ===========

    Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable and accrued expenses                      $   282,744    $   175,909    $        --      $   458,653
   Notes payable - short term                                      65,000             --             --           65,000
   Convertible notes payable - related party                       85,000             --             --           85,000
   Related party advance                                            4,300             --             --            4,300
   Stockholder loan                                                    --        233,182        862,000 (4)    1,095,182
   Deferred tax liability                                              --        123,075             --          123,075
   Capital lease - current portion                                     --          8,088             --            8,088
                                                              -----------    -----------    -----------      -----------
                 Total current liabilities                        437,044        540,254        862,000        1,839,298

Long-term liabilities
   Capital lease - net of current portion                              --          9,875             --            9,875

Stockholders' equity
   Preferred stock                                                     10             --             10 (3)           20
   Common stock                                                       121        300,060        (30,000)(5)      270,181
   Additional paid-in-capital                                   6,683,047             --        463,302 (3)    7,146,349
   Accumulated deficit                                         (7,064,073)       (98,905)        98,905 (5)   (7,064,073)
                                                              -----------    -----------    -----------      -----------
                 Total stockholders' equity                      (380,895)       201,155        532,217          352,477
                                                              -----------    -----------    -----------      -----------

                 Total liabilities and stockholders' equity   $    56,149    $   751,284    $ 1,394,217      $ 2,201,650
                                                              ===========    ===========    ===========      ===========

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

                           The Jackson Rivers Company
            Unaudited Pro Forma Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2005


                                               Jackson Rivers    Diverse       Pro Forma
                                                  Company     Networks, Inc.  Adjustments       Pro Forma
                                                -----------    -----------    -----------      -----------
Revenues                                        $    74,359    $ 1,731,387    $        --      $ 1,805,746

Cost of goods sold                                   20,547      1,055,706             --        1,076,253
                                                -----------    -----------    -----------      -----------

                 Gross profit                        53,812        675,681             --          729,493

General and administrative expenses               1,717,287        611,992             --        2,329,279
Depreciation and amortization                         1,538        110,400        242,678 (6)      354,616
                                                -----------    -----------    -----------      -----------
    Total operating expenses                      1,718,825        722,392        242,678        2,683,895

                 Net loss from operations        (1,665,013)       (46,711)      (242,678)      (1,954,402)

Other income (expense)
   Debt forgiveness                                 225,700             --             --          225,700
   Interest, net                                         11        (25,925)       (51,720)(7)      (77,634)
   Other income                                          --         29,762             --           29,762
                                                -----------    -----------    -----------      -----------
    Total other income (expense)                    225,711          3,837        (51,720)         177,828
                                                -----------    -----------    -----------      -----------

                 Net loss before income taxes    (1,439,302)       (42,874)      (294,398)      (1,776,574)

Income tax expense
   Current                                               --             --             --               --
   Deferred                                              --         64,133             --           64,133
                                                -----------    -----------    -----------      -----------
                                                         --         64,133             --           64,133
                                                -----------    -----------    -----------      -----------

                 Net loss                       $(1,439,302)   $  (107,007)   $  (294,398)     $(1,840,707)
                                                ===========    ===========    ===========      ===========

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

                           The Jackson Rivers Company
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 2004


                                               Jackson Rivers    Diverse       Pro Forma
                                                  Company     Networks, Inc.  Adjustments       Pro Forma
                                                -----------    -----------    -----------      -----------
Revenues                                        $    40,700    $ 6,589,736    $        --      $ 6,630,436

Cost of goods sold                                       --      4,632,597             --        4,632,597
                                                -----------    -----------    -----------      -----------

                 Gross profit                        40,700      1,957,139             --        1,997,839

General and administrative expenses               4,846,192      2,329,207             --        7,175,399
Depreciation and amortization                         2,016        189,311        323,570 (6)      514,897
                                                -----------    -----------    -----------      -----------
    Total operating expenses                      4,848,208      2,518,518        323,570        7,690,296

                 Net loss from operations        (4,807,508)      (561,379)      (323,570)      (5,692,457)

Other income (expense)
   Interest, net                                         14        (25,660)       (68,960)(7)      (94,606)
                                                -----------    -----------    -----------      -----------
    Total other income (expense)                         14        (25,660)       (68,960)         (94,606)
                                                -----------    -----------    -----------      -----------

                 Net loss before income taxes    (4,807,494)      (587,039)      (392,530)      (5,787,063)

Income tax expense
   Current                                               --        (55,251)            --          (55,251)
   Deferred                                              --         (4,655)            --           (4,655)
                                                -----------    -----------    -----------      -----------
                                                         --        (59,906)            --          (59,906)
                                                -----------    -----------    -----------      -----------

                 Net loss                       $(4,807,494)   $  (527,133)   $  (392,530)     $(5,727,157)
                                                ===========    ===========    ===========      ===========

Preferred stock dividend                           (255,000)            --             --         (255,000)

Net loss attributable to common shareholders    $(5,062,494)   $  (527,133)   $  (392,530)     $(5,982,157)
                                                ===========    ===========    ===========      ===========


 The pro forma adjustments are as follows:

(1)   To reflect the fair value of the assets acquired.
(2)   To reflect the increase in goddwill related to the acquisition of Diverse.
(3)   To reflect the purchase price paid for the acquisition of Diverse.
(4)   To reflect notes issued in acquisition of Diverse
(5)   To eliminate historical stockholders' equity in Diverse.
(6) To reflect additional depreciation and amortization related to the increase in the fair value of the assets acquired.
(7)   To reflect interest on notes issued in acquisition of Diverse.


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

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

      The unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2005, included the unaudited historical results of operations for the Jackson Rivers Company ("Jackson Rivers") and Diverse Networks, Inc. ("Diverse") for the nine months ended September 30, 2005, adjusted for the pro forma effects of the acquisition assuming the acquisition occurred on January 1, 2005.

      The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004, included the audited historical results of operations of Jackson Rivers and Diverse, adjusted for the pro forma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

      The unaudited Pro Forma Balance Sheet at September 30, 2005, included the unaudited position of Jackson Rivers and Diverse as of September 30, 2005, assuming the acquisition occurred on September 30, 2005, adjusted for the pro forma effects of the acquisition.


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